SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549


                                 FORM 8-K


                              CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                        Securities and Exchange Act of 1934



        Date of Report (date of earliest event reported):  February 13, 1998


                            Hvide Marine Incorporated
               (Exact name of registrant as specified in its charter)


    Florida                     0-28732                       65-0524593
   (State of             (Commission File No.)              (IRS Employer
 Incorporation)                                          Identification No.)



                         2200 Eller Drive, P.O. Box 13038
                          Fort Lauderdale, Florida 33316
            (Address of principal executive offices, including zip code)


                                   (954) 523-2200
               (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets

         On February 13, 1998, the Company substantially completed the acquisition of a diversified fleet of 37 offshore energy support vessels from Care Offshore, Inc. and related parties ("Care"). The fleet is comprised of 23 deepwater-capable anchor handling tug/supply boats, seven anchor handling tugs, three supply boats, three crew boats, and one survey vessel. As currently deployed, the fleet consists of 21 vessels offshore West Africa, eight vessels offshore Southeast Asia, three vessels in the North Sea, two vessels offshore Argentina, two vessels offshore South Africa, and one vessel in the Arabian Gulf. The Company is currently operating 11 of the vessels pursuant to bareboat charters pending their acquisition pursuant to the exercise of purchase options, which it expects to occur during the second quarter of 1998. The Company has entered into a management agreement with an affiliate of Care pursuant to which the affiliate will continue to manage the operations of the fleet, in exchange for a per diem management fee per vessel, for a minimum term of six months that may be extended up to an additional 30 months at the Company's option. Of the $289.7 million purchase price, $271.1 had been paid as of February 13, and the remainder is payable upon the exercise of the purchase options. The amount paid through February 13 was funded with cash drawn under the Company's credit facility with BancBoston, N.A., as Syndication Agent and Citibank, N.A., as Administrative Agent, and the Company anticipates funding the balance with additional borrowings.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(A)       Pro Forma Financial Information

          Pro Forma Condensed  Consolidated  Balance Sheet  (September 30, 1997)
          Pro Forma Condensed  Consolidated  Statement of Operations  (September
          30, 1997) Pro Forma Condensed Consolidated Statement of Operations (December 31, 1996)

(B)       Financial Statements of Business Acquired

          The financial statements of the business acquired were previously reported in the Company's registration statement on Form S-3 (File No. 333-42039) filed with the Securities and Exchange Commission on December 11, 1997.

(C)       Exhibits

          Purchase Agreement between Hvide Marine Incorporated and Care Offshore, Inc.

                   PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                September 30, 1997
                                    (unaudited)

                                                                                                            Company
                                                     Company                                               Pro Forma
                                                       as                                Pro Forma         Condensed
                                                    Reported             Bay          Adjustments(1)    Consolidated
                                                                   (dollars in thousands)
ASSETS
Cash and cash equivalents......................   $      7,790     $       2,814     $       (1,700)      $      8,904
Accounts receivable, net.......................         30,617             2,104                                32,721
Inventory, spares and supplies.................          7,928                                  285              8,213
Prepaid expenses and other.....................         10,990               782                                11,772
                                                  ------------     -------------     --------------       ------------
   Total Current Assets........................         57,325             5,700             (1,415)            61,610

Property, net..................................        358,939            26,760            210,314            596,013
Goodwill, net..................................          8,233                              102,194            110,427
Deferred costs, net............................          5,806                                5,802             11,608
Investment in affiliates.......................          1,537                                                   1,537
Other..........................................          1,427               952                                 2,379
                                                  ------------     -------------     --------------       ------------
   Total Assets................................   $    433,267     $      33,412     $      316,895       $    783,574
                                                  ============     =============     ==============       ============

LIABILITIES AND STOCKHOLDERS'
  EQUITY
Current maturities of debt.....................   $      6,847     $         924     $       30,724       $     38,495
Current obligation under capital lease.........          1,534                                                   1,534
Accounts payable...............................         11,214                97                                11,311
Other..........................................         13,368               866                                14,234
                                                  ------------     -------------     --------------       ------------
   Total Current Liabilities...................         32,963             1,887             30,724             65,574

Long-term debt.................................         47,164            19,689            295,459            362,312
Obligations under capital lease................          6,312                                                   6,312
Deferred income taxes..........................         13,795             1,748                                15,543
Other liabilities..............................          2,161               800                                 2,961
                                                  ------------     -------------     --------------       ------------
   Total Liabilities...........................        102,395            24,124            326,183            452,702

Company-obligated mandatorily redeemable
   preferred securities issued by a
   consolidating subsidiary....................        115,000                                                 115,000
Minority partners' equity......................            818                                                     818

Common stock, paid-in capital retained
   earnings and treasury stock.................        215,054             9,288             (9,288)           215,054
                                                  ------------     -------------     --------------       ------------
Total stockholders' equity.....................        215,054             9,288             (9,288)           215,054
                                                  ------------     -------------     --------------       ------------

Total liabilities and equity...................   $    433,267     $      33,412     $      316,895       $    783,574
                                                  ============     =============     ==============       ============


      See notes to pro forma condensed consolidated financial statements.

             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   For the nine months ended September 30, 1997
                                   (unaudited)

                                                                                                                        Company
                                                                                                                       Pro Forma
                                      Company as     GMMOS                                  Pro Forma             Condensed
                                       Reported           (a)          Bay         Care        Adjustments        Consolidated
                                                                                (dollars in thousands)
Revenues.........................   $     142,853    $    7,035   $   10,787    $   45,036    $       4,143   (2)   $       209,854
Operating expenses...............          77,134         3,083        4,666        22,520            1,058   (2)           108,461
Overhead expenses................          17,568           296        2,854         6,265           (3,237)  (2)            23,746
Depreciation and amortization....          13,021         2,288        1,505         5,296            8,385   (3)            30,495
                                       ----------    ----------    ----------   ----------      -----------           -------------
Income (loss) from operations....          35,130        1,368         1,762        10,955           (2,063)                 47,152
Net interest.....................           4,529                      1,200         4,433           13,036   (4)            23,198
Other income (expense):
  Minority interest and equity
    in subsidiaries..............          (1,807)                                                                           (1,807)
  Other..........................            (286)                       832        (1,392)                                    (846)
                                       ----------    ----------    ----------   ----------      -----------           -------------
  Total other income
     (expense)...................          (2,093)                       832        (1,392)                                  (2,653)
                                       ----------    ----------    ----------   ----------      -----------           -------------
Income before provision for
  income taxes...................          28,508         1,368        1,394         5,130          (15,099)                 21,301
Provision (benefit) for income
  taxes..........................          10,662                        584                         (3,152)  (5)             8,094
                                       ----------    ----------    ----------   ----------      -----------           -------------
Net income (loss) before non-
  recurring items directly
  attributable to the transaction      $   17,846   $    1,368    $      810    $    5,130     $    (11,947)          $      13,207
                                       ==========    ==========    ==========   ==========      ===========            ============

Earnings (loss) per common
  share..........................   $        1.19                                                                     $        0.88
                                    =============                                                                     =============

Weighted average number of
  common shares and common
  share equivalents
  outstanding....................      14,973,772                                                                        15,048,027
                                    =============                                                                     =============

Earnings (loss) per common
  share assuming full
  dilution (b)...................   $        1.16                                                                     $        0.87
                                    =============                                                                     =============

Weighted average number of
  common shares assuming
  full dilution..................      16,476,346                                                                        16,550,601
                                    =============                                                                     =============

(a) Amounts represent results of operation for the three month period ended March 31, 1997 for GMMOS.
(b) For the purpose of calculating earnings per common share assuming full dilution, net income before non-recurring items directly attributable to the transaction has been increased for interest expense of $1,246,000 related to the assumed conversion of convertible preferred securities of a subsidiary trust.


    See notes to the pro forma condensed consolidated financial statements.

          NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                    (Unaudited)

(1) Adjustments to reflect the purchase price allocation of the Bay and Care acquisitions

                                                               Bay              Care             Total
      Cash............................................    $                $      (1,700)   $       (1,700)
      Inventory, spares and supplies                                                 285               285
      Deferred costs..................................                             5,802             5,802
      Property, net...................................           14,664          195,650           210,314
      Goodwill, net...................................           12,548           89,646           102,194
                                                          -------------    -------------    --------------
                                                          $      27,212    $     289,683    $      316,895
                                                          =============    =============    ==============

      Current maturities of debt......................    $        (313)   $      31,037    $       30,724
      Long-term debt..................................           36,813          258,646           295,459

      Common stock, paid-in capital retained
         earnings and treasury stock..................           (9,288)                            (9,288)
                                                          -------------    -------------    --------------
                                                          $      27,212    $     289,683    $      316,895
                                                          =============    =============    ==============


(2) Reflects the adjustments for the historical results of operations for the period from April 1, 1997 to May 23, 1997 for the GMMOS acquisition. Historical operating and overhead expenses are adjusted for drydocking expense to reflect the Company's deferral method; adjustments to reflect incremental corporate overhead and management fees and the reduction of historical overhead expenses pursuant to contractually agreed upon management rates.

                                              GMMOS            Bay              Care             Total
      Revenues:
         Historical revenues..........   $       4,143    $                $                $        4,143
                                         =============    =============    =============    ==============

      Operating Expenses:
         Historical operating
           expenses...................   $       1,816                                               1,816
         Drydocking...................                                              (758)             (758)
                                         -------------    -------------    -------------    --------------
                                         $       1,816    $                $        (758)   $        1,058
                                         =============    =============    =============    ==============

      Overhead Expenses:
         Historical overhead
           expenses...................   $         174    $                $                $          174
         Management and
           consulting fees............                             (413)          (2,998)           (3,411)
                                         -------------    -------------    -------------    --------------
                                         $         174    $        (413)   $      (2,998)   $       (3,237)
                                         =============    =============    =============    ==============

(3)   The adjustment to depreciation and amortization is comprised of:

      Depreciation adjustment to reflect the historical depreciation for the
      period from April 1, 1997 to May 23, 1997 for GMMOS......................................  $     1,347
      Depreciation adjustment to reflect the Company's policies applied
      to the acquired cost of GMMOS assets.....................................................       (1,374)
      Depreciation adjustment to reflect the Company's policies applied
      to the acquired cost of Bay assets.......................................................         (621)
      Depreciation adjustment to reflect the Company's policies applied
      to the acquired cost of Care assets......................................................        5,200
      Amortization of goodwill over the estimated economic life of
      20 years for Bay.........................................................................          471
      Amortization of goodwill over the estimated economic life of
      20 years for Care........................................................................        3,362
                                                                                                 -----------
                                                                                                 $     8,385
                                                                                                 ===========

(4)   The adjustment to net interest is comprised of:

      Interest expense on note payable issued pursuant to GMMOS acquisition....................          238
      Interest expense on additional borrowings pursuant to GMMOS acquisition..................        1,086
      Interest expense on additional borrowings pursuant to Bay acquisition....................        2,087
      Interest expense on additional borrowings pursuant to Care acquisition...................        9,965
      Reduction of interest expense due to repayment of Bay term loan at
      acquisition date.........................................................................         (340)
                                                                                                 -----------
                                                                                                 $    13,036
                                                                                                 ===========

(5)   To adjust pro forma income taxes to combined federal and state statutory
      rates....................................................................................  $    (3,152)
                                                                                                 ===========

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     For the year ended December 31, 1996
                                (Unaudited)

                                                                                                                          Company
                                                 IPO                                                                     Pro Forma
                               Company as    Acquisitions                                                   Pro Forma    Condensed
                                Reported         (a)       GMMOS        Bay      Care      Eliminations    Adjustments  Consolidated
                                                                       (dollars in thousands)
Revenues..................    $  109,356    $  51,702    $ 21,733    $ 12,452   $43,235   $ (27,548) (1)   $  4,762 (2)  $  215,692
Operating expenses........        63,777       43,717      10,767       5,749    28,218     (27,548) (1)      4,202 (2)     128,882
Overhead expenses.........        14,979        1,132       1,244       3,360     7,132                      (3,042)(2)      24,805
Depreciation and
  amortization............         9,830        2,880       6,390       1,742     5,897                      11,470 (3)      38,209
                              ----------    ---------    --------    --------   -------   ---------        --------       ---------
Income (loss) from
  operations..............        20,770        3,973       3,332       1,601     1,988                      (7,868)         23,796
Net interest..............        11,631        2,022                   1,213     4,491                      18,615 (4)      37,972
Other income (expense):
  Minority interest
   and equity
   in subsidiaries........           894                                  (66)                                                  828
  Other...................          (457)                                 857    (1,480)                                     (1,080)
                              ----------    ---------    --------    --------   -------   ---------        --------       ---------
Total other
 income (expense).........           437                                  791    (1,480)                                       (252)
                              ----------    ---------    --------    --------   -------   ---------        --------       ---------
Income before provision for
  income taxes and
  extraordinary item......         9,576        1,951       3,332       1,179    (3,983)                    (26,483)        (14,428)
Provision (benefit) for
  income taxes............         3,543         (272)                    450                                (4,921)(5)      (1,200)
                              ----------    ---------    --------    --------   -------   ---------        --------       ---------
Net income (loss) before
  non-recurring items
  directly attributable
  to the
  transaction.............    $    6,033    $   2,223    $  3,332    $    729   $(3,983)  $                $(21,562)     $  (13,228)
                              ==========    =========    ========    ========   =======   =========        ========       =========
Earnings (loss) per common
  share...................    $     1.04                                                                                 $    (2.22)
                              ==========                                                                                 ==========
Weighted average
  number of common
  shares and common
  share equivalents
  outstanding.............     5,818,076                                                                                  5,959,836
                              ==========                                                                                 ==========
Earnings (loss)
  per common
  share assuming
  full dilution..........     $      0.99                                                                                $    (1.87)
                              ==========                                                                                 ==========
Weighted average
  number of common
  shares and common
  share equivalents
  outstanding
  assuming full dilution       6,644,963                                                                                  6,786,723
                              ==========                                                                                 ==========


(a) Amounts represent the 1996 results of operations for OMI Chemical Carriers, Seal Fleet, GBMS, Royal Runner and OSTC as reported in the Company's S-1 of January 28, 1997.

(b) For the purpose of calculating earnings per common share assuming full dilution, net income before non-recurring items directly attributable to the transaction has been increased for interest expense of $515,000 related to the assumed conversion of a portion of the Junior Notes into shares of Common Stock.







       See notes to pro forma condensed consolidated financial statements.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                    (Unaudited)

(1)  Elimination of historical revenue and expense associated with OSTC charter
     hire of vessels from Hvide and OMI.....................................................   $    27,548
                                                                                               ===========

(2) Reflects the adjustments for the historical results of operations for the period from July 1, 1996 to August 14, 1996 for the IPO acquisitions. Historical operating and overhead expenses are adjusted for insurance expense based upon quotations received from the Company's insurance underwriters; adjustments to drydocking expense to reflect the Company's deferral method; elimination of operating lease expense on acquired IPO vessels that were financed by Hvide; adjustments to reflect incremental corporate overhead and management fees and reduction of historical overhead expenses pursuant of contractually agreed upon management rates.


                                                           IPO
                                                      Acquisitions         Bay         Care           Total
      Revenues:
         Historical revenues......................   $      4,762       $           $             $     4,762
                                                     ============       =========   ===========   ===========

      Operating Expenses:
         Historical operating expenses............   $      2,364       $           $             $     2,364
         Insurance................................           (352)                                       (352)
         Maintenance & Repair.....................            410                                         410
         Drydocking...............................          1,764                           771         2,535
         Operating lease expense..................           (755)                                       (755)
                                                     ------------       ---------   -----------   -----------
                                                     $      3,431       $           $       771   $     4,202
                                                     ============       =========   ===========   ===========

      Overhead Expenses:
         Historical overhead expenses.............   $        145       $           $             $       145
         Salaries and benefits....................            186                                         186
         Management and consulting fees...........                           (550)       (2,533)       (3,083)
         Other....................................           (290)                                       (290)
                                                     ------------       ---------   -----------   -----------
                                                     $         41       $    (550)  $    (2,533)  $    (3,042)
                                                     ============       =========   ===========   ===========


(3)          The adjustment to depreciation and amortization is comprised of:

      Depreciation adjustment to reflect the historical depreciation for the period
      from July 1, 1996 to August 14, 1996 for the IPO acquisitions                               $       754

      Depreciation  adjustment to reflect the Company's  policies applied to the acquired cost of the vessels:
             1996 acquisitions.................................................................         1,398
             GMMOS.............................................................................        (3,376)
             Bay...............................................................................          (491)
             Care..............................................................................         8,098
                                                                                                  -----------
                                                                                                        6,383

      Amortization adjustment related to deferred loan costs for the IPO
      acquisitions.............................................................................           (22)
      Amortization of goodwill over the estimated economic life of
      20 years for Bay.........................................................................           627
      Amortization of goodwill over the estimated economic life of
      20 years for Care........................................................................         4,482
                                                                                                  -----------
                                                                                                        5,087
                                                                                                  $    11,470
                                                                                                  ===========

(4)   The  adjustment to net interest is comprised of:  Historical  interest for the period from July 1, 1996 to August 14, 1996
       for IPO acquisitions....................................................................   $     2,146
      Interest expense on assumed Title XI debt................................................        (2,352)
      Interest expense on additional borrowings pursuant to the IPO
       acquisitions............................................................................         1,116
      Reduction of interest expense due to the repayment of Junior Notes in
       conjunction with the IPO................................................................        (1,460)
      Reduction of interest expense due to the repayment of Senior Notes in
       conjunction with the IPO................................................................        (1,167)
      Reduction of interest expense due to the repayment of other subordinated
       notes in conjunction with the IPO.......................................................           (85)
      Commitment fee on acquisition line of credit in conjunction with the
       IPO.....................................................................................            63
      Interest expense on note payable issued pursuant to GMMOS
       acquisition.............................................................................           608
      Interest expense on additional borrowings pursuant to GMMOS
       acquisition.............................................................................         2,757
      Interest expense on additional borrowings pursuant to Bay acquisition....................         2,783
      Interest expense on additional borrowings pursuant to Care acquisition...................        14,420
      Reduction of interest expense due to the repayment of Bay term loan at
       acquisition date........................................................................          (214)
                                                                                                  -----------
                                                                                                  $    18,615
                                                                                                  ===========

(5)   Adjustment for historical income taxes for the period from July 1, 1996 to
      August 14, 1996..........................................................................   $      (258)
      To adjust pro forma income taxes to combined federal and state statutory
       rates...................................................................................        (4,663)
                                                                                                  -----------
                                                                                                  $    (4,921)
                                                                                                  ===========

                                     SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Hvide Marine Incorporated



                                        By:    /S/ GENE DOUGLAS
                                                 Gene Douglas
                                             Vice President-Legal,
                                          General Counsel and Secretary


Date:  February 25, 1998